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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported: September 18, 2000)


                                AMERUS GROUP CO.
               (Exact Name of Registrant as Specified in Charter)


IOWA                                   -----------               42-1458424
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)


699 WALNUT STREET
DES MOINES, IOWA                                    50309-3948
(Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code: (515) 362-3600

ITEM 5.   OTHER EVENTS

      On September 18, 2000, AmerUs Life Holdings, Inc. ("ALH") and its parent, American Mutual Holding Company ("AMHC") signed an amendment to the Combination and Investment Agreement among AMHC, ALH, Indianapolis Life Insurance Company and the Indianapolis Life Group of Companies, Inc. dated February 18, 2000 which was filed as Exhibit 2.1 to ALH's Report on Form 8-K/A filed with the Securities Exchange Commission on March 6, 2000 (the "Amendment"). Please see the Amendment attached hereto as Exhibit 2.2. ALH issued a press release, attached hereto as
Exhibit 99.1, on September 19, 2000 announcing execution of the Amendment.

      On September 20, 2000, AmerUs Group Co., as successor to ALH, issued a press release, attached hereto as Exhibit 99.2, announcing the effective date of the demutualization of AMHC, the merger of ALH into AMHC with AMHC as the surviving public company and AMHC's name change to AmerUs Group Co.


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      The common stock of AmerUs Group Co., as successor to ALH, is deemed pursuant to Section 240.12g-3(a) registered under Section 12(g) of the Securities Exchange Act of 1934.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AMERUS GROUP CO.


                                               By:  /s/ James A. Smallenberger
                                                    ----------------------------
                                                    James A. Smallenberger
                                                    Senior Vice President &
                                                    Corporate Secretary

Dated:  September 21, 2000


                                      EXHIBITS


Exhibit 2.2         Amendment to Combination and Investment Agreement

Exhibit 99.1 Press Release Announcing Amendment to Combination and Investment Agreement

Exhibit 99.2        Press Release Announcing the Demutualization of AMHC